Business Combination (Details) - Schedule of total purchase price paid $ / shares in Units, $ in Thousands	Dec. 08, 2020 USD ($)	Jun. 12, 2019 USD ($) $ / shares
Purchase price:
Company’s market price per share (in Dollars per share) | $ / shares		$ 1.0274
Number of shares to be issued		3,473,087
Share consideration		$ 3,568
Cash consideration	$ 1,049	5,587
Contingent consideration	684	2,008
Total purchase price	$ 1,733	$ 11,163